Government

Select Series

CB Investors Class Shares

Summary Prospectus

August 26, 2019

The statutory Prospectus and Statement of Additional Information of the CB Investors Class of Government Select Series (the “Portfolio”), a series of the PFM Funds (the “Trust”), dated August 26, 2019, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio online at www.pfmfunds.com/forms-and-documents. You can also get this information at no cost by calling 800-338-3383 or by sending an e-mail request to PFMAMrequest@pfm.com.

Beginning on January 1, 2021, and as permitted by a rule adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent to you by mail, unless you specifically request that the Portfolio or your financial intermediary send you paper copies of these reports. Instead, shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and will be provided with a website link to access the report.

You may elect to receive electronic delivery of shareholder reports and other communications from the Portfolio by contacting the Portfolio at 1-800-338-3383 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. You may elect to receive all future shareholder reports of the Portfolio in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting the Portfolio at 1-800-338-3383. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports.

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or judged the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense. Shares of Government Select Series offered by means of this Summary Prospectus are not available in all states.

Fund Summary - Government Select Series

CB Investors Class

Investment Objective

To provide high current income consistent with stability, safety of principal, and liquidity, and to maintain a stable net asset value of $1.00 per share.

Fees and Expenses

These are the fees and expenses you may pay when you buy and hold shares of the CB Investors Class of Government Select Series.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees		0.09%
Distribution (12b-1) fees		0.00%
Other expenses:		0.13%
Transfer agent fees	0.08%
Other operating expenses	0.05%
Total Annual Fund Operating Expenses		0.22%

Expense Example

This example is intended to help you compare the cost of investing in shares of the CB Investors Class of Government Select Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that you earn a 5% return each year on your investment and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$23	$71	$124	$281

Principal Investment Strategies

Government Select Series invests at least 99.5% of its total assets in cash and the following instruments:

•	Securities issued or guaranteed as to principal or interest by the U.S. government or by its agencies or instrumentalities, including obligations of U.S. banks guaranteed by letters of credit issued by such agencies or instrumentalities;

•	Repurchase agreements for securities of the U.S. government, or its agencies or instrumentalities, that are collateralized fully; and

•	Shares of other government money market mutual funds.

In addition, under normal market conditions, Government Select Series invests at least 80% of its net assets in U.S. government securities (including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), repurchase agreements that are collateralized fully by U.S. government securities and shares of other government money market mutual funds.

Government Select Series maintains a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted life (final maturity, disregarding interest rate adjustments) of no more than 120 days.

Principal Investment Risks

Although Government Select Series invests exclusively in high-quality securities, an investment in Government Select Series – like an investment in any money market fund – is subject to certain risks, such as:

•	Interest Rate Risk When short-term interest rates fall, Government Select Series’ yield is likely to fall. When interest rates rise, the values of obligations held by Government Select Series may decline. If the rise is sharp or unexpected, Government Select Series’ share price could fall.

•	Credit Risk The issuer of an obligation could fail to pay interest and principal in a timely manner. The credit quality of Government Select Series’ holdings could change rapidly in certain markets, and the default or decline in credit quality of even a single holding could cause Government Select Series’ share price to fall.

•	Government Securities Risk For U.S. government or agency securities not backed by the full faith and credit of the United States (including obligations guaranteed by an agency or instrumentality of the U.S. government), there is no guarantee that the government will intervene in the event of any loss or default.

•	Management Risk Performance could be hurt by decisions made by the investment adviser, such as choice of investments and timing of buy/sell decisions.

You could lose money by investing in Government Select Series. Although Government Select Series seeks to maintain the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in Government Select Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment adviser of Government Select Series’ has no legal obligation to provide financial support to Government Select Series, and you should not expect that it will provide financial support to Government Select Series at any time.

Performance

The following information is intended to help you understand the risks of investing in the CB Investors Class. It illustrates how Institutional Class Shares have performed over time. Performance information for the CB Investors Class is not shown below because that class of Government Select Series has not yet commenced operations as of the date of this prospectus. The performance of the CB Investors Class of Government Select Series will vary due to different expenses than those of the Institutional Class. Prior to October 3, 2016, Government Select Series was known as Prime Series and, in addition to investing in U.S. government securities, it invested in obligations of U.S. companies, financial institutions and U.S. municipalities. The performance information that follows for dates prior to October 3, 2016 reflects the returns of Prime Series before it began to operate as a government money market fund. For current yield information, call (800) 338-3383. Returns for other classes were different and are not shown here. Past performance does not indicate future results and yields will vary.

Year-by-Year Total Return

(shown for calendar years) (%)

Institutional Class Shares

Highest Quarter Return: Q4 2018	0.52%
Lowest Quarter Return: Q4 2014	0.02%
YTD Return as of 6/30/19 (not annualized):	1.13%

Average Annual Total Return (%)*

(for the periods ended December 31, 2018)

Institutional Class Shares

1 year	5 Years	10 Years	Since inception[1]
1.70%	0.59%	0.42%	0.47%

1Institutional Class Shares inception: 9/29/08

*Average annual total returns of other classes of shares were different.

Management

Investment Adviser PFM Asset Management LLC

Commerzbank AG is not an affiliate, agent, partner or co-venturer with PFM Funds or PFM Asset Management LLC, is not a sponsor of the Portfolio and is not responsible for any action or omission by any PFM entity or any service provider to the Portfolio. Commerzbank AG has no role in the investment of Portfolio assets or the administration of the Portfolio. Commerzbank AG has not verified the contents of this document or material related to the Portfolio and disclaims any responsibility related thereto.

Purchase and Sale of Portfolio Shares

Minimum Initial Investment $1 Million

Minimum Account Balance $1 Million

We may waive these minimums for certain investors that participate in certain programs sponsored by PFM Asset Management LLC.

Placing Orders

You can place orders to buy or redeem CB Investors Class Shares by a variety of methods, including wire and automated clearing house (ACH). To place orders contact us at:

Online www.pfmfunds.com

Phone (833) 899-2547

Orders are generally processed on the Business Day they are received in good order if received prior to 2:00 P.M. Eastern Time.

For more complete information on buying and selling shares, see “Investing in the Portfolio” in the Prospectus.

Tax Information

Dividends of net investment income and distributions of net realized capital gains are generally taxable to shareholders, but may not be taxable for tax-exempt shareholders. However, a shareholder may be subject to tax upon redemption of shares held in a taxadvantaged account.

213 Market Street

Harrisburg, Pennsylvania 17101

(800) 338-3383